UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

 MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-8791

StockCar Stocks Mutual Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Address of Principal Executive Offices)                  (Zip Code)

Summit Services, Inc.

200 Mansell Court East, Suite 430

Roswell, GA 30076

(Name and Address of Agent for Service)

With copy to:

Donald S. Mendelsohn

Thompson Hine LLP,

312 Walnut Street, Suite 1400

Cincinnati, Ohio 45202

Registrant’s Telephone Number, including Area Code:   1-800-494-2755

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

StockCar Stocks Index Fund

September 30, 2007

StockCar Stocks Index Fund

Shareholders’ Letter  -  September 30, 2007

Hot and steamy!

     When all is said-and-done, 2007 will likely go-down as a year to remember  -  and for many a reason.  One obvious factor about this year (or any other recent year) is that it marks yet-another anniversary of the terrorist attacks of September 11, 2001.   Like December 7, 1941 (the original date destined to live in infamy),  9/11 has taken-on a special status that grabs our attention in the early-fall.  Perhaps it is the shock that six years have elapsed since the war on terror began, with no clear end in sight, or perhaps it is the realization that so-very few are directly-involved.  In any event, the time since September 11, 2001 has evoked a certain detachment among many Americans  -  other-than the troops and their families, we have all basically been spectators at this war.

     Beyond the anniversary observances, though, this year has been a sizzler on any number of counts.  Whether-or-not global warming is the cause, it is clear that the torrid weather “enjoyed” across the country took many by surprise.  The national average temperature in September was 1.8 degrees warmer-than usual, and widespread water shortages are troubling large parts of the United States.  It could not have been a good sign that, last spring, the water level in Lake Superior was down a foot or more compared-to a year earlier.  That is one heckuva lot of water to have just vanished.  In the mid-South, to take another example, Charlotte has recorded 75 days of 90 degree-plus temperatures (45 is normal) and 80% of North Carolina counties are described as experiencing moderate-severe drought conditions.  Responding-to widespread water shortages  -  Atlanta reportedly has less-than 90 days’ supply  -  municipalities across the country have instituted restrictions on use.  With lawn care estimated to comprise the nation’s largest single use of water, sprinkling bans ought to come as no surprise.  Water shortages have only occasionally been a matter of great concern, so now the question arises as-to whether water is destined to become the “new oil”?

     Notwithstanding the well-publicized mess in the sub-prime mortgage market and the housing slump that followed on its heels, the economy has turned-in a decent performance so-far in 2007.  After a meager 0.6% first-quarter gain, real GDP rose 3.8% in the April to June period.  Aided-by a surge in exports and by higher defense outlays, GDP grew another 3.9% in the September quarter.  With housing market woes estimated to have sliced about 1.0% from overall growth, this is quite a respectable showing.  Overseas, economies have also turned-in solid performances, although weakness in U. S. credit markets made-for considerable nervousness abroad that the sub-prime contagion might spread to those markets and dampen global economic growth.

     Equities ended 2006 on a high note, a far cry from the cautious attitude many investors held early last year.  The broad-based Standard & Poor 500-Stock Index jumped 13.6% which, while nothing to sneeze-at, paled-by comparison-to its smaller-cap brethren.  Performance in early-2006 had been pretty restrained, and the bulk of the year’s gain took place in the second half.  Spurred-by huge amounts of cash flowing into buyouts, hedge funds and private-equity groups, that strength carried right-on into the early days of 2007.  Although markets then encountered some headwinds, stocks rebounded soon-after, posting gains in each quarter to-date  - that made five-straight up quarters.  The S&P 500 Index tacked-on 1.6% in the September period, bringing its year-over-year gain to 7.65%.  The 500 rose 9 of the 12 months following September 2006, along the way breaking-through earlier peaks to new record highs.  However, a slide in overall market breadth suggests that the strength may be limited in extent.  Among Fund names, a mix of consumer non-durables and oils (Goodyear Tire & Rubber, Infineon Technologies AG, MolsonCoors, Marathon Oil, Chevron, ExxonMobil) were stand-outs.  The downtrodden include CSK Auto, Sirius Satellite Radio (both company-specific factors) and housing-related issues such-as USG and Home Depot.  Overall, the median stock rose 10%+ from September 2006.

Out-on the Track!

    The advance estimate for third quarter GDP was released October 31, roughly coincided-with the latest meeting of the Federal Reserve’s Open Market Committee (October 30-31).  Following its deliberations, the FOMC announced another cut in its target Federal Funds rate, this time by 25-basis-points, to 4-1/2%.  In lowering the target rate, the central bank signaled that its primary concern was the tightening in credit, noting that upside risks to inflation “roughly balanced” downside risks to growth. Recent data releases have been consistent with a continuance of the same moderate, but below-potential, growth that has characterized the year.  An early-September release by the Federal Reserve Bank of Cleveland summarizing reports from all Fed districts indicated that the economy continues to expand, although the pace of activity in some districts has slowed  -  manufacturing activity expanded across most districts including, surprisingly-enough, some in the Rust Belt.

     The latest employment report showed that non-farm payrolls rose 166,000 in October, following smaller increases over the prior  four months.  Nonetheless, recent numbers make clear that jobs growth has been muted from the levels of late-2006/early 2007.    The unemployment rate has edged higher but, still, the increase has been moderate, and the rate remains low by historic standards.  Despite headline-grabbing announcements after several major financial institutions reported huge write-downs in their investment and mortgage banking units, corporate layoffs have not picked-up appreciably.  Whatever increases occurred were concentrated in the finance sector.  The idea that jobs growth has slowed is buttressed-by the fact that weekly claims for initial unemployment benefits have increased slightly, although they remain at quite-low levels  -  more a leveling-off than an actual upturn.  On the positive side, wage and salary income continued on an upward slope.

     Weakness in the housing market continues  -  no surprise there  -  and will likely remain a drag on overall growth going-into 2008.  The picture is muddied-by large numbers of homes for sale, a sizeable number of unoccupied homes (which in all likelihood were purchased for speculative purposes), and tightening of credit standards.  Economists expect sub-prime ARM delinquencies and foreclosures to continue rising into next year.  Worth noting is that foreclosure problems have been concentrated in four high-profile states  -  Arizona, California, Nevada, and Florida.  Home prices are, of course, declining in many areas of the country  -  what is often ignored is that the lower prices affect primarily those buyers who purchased homes in the last couple years, and who may now be facing rate re-sets.  Conversely, at the same time, delinquency rates for fixed-rate sub-prime loans and for better-quality mortgages have remained at normal historic levels.  The positive view is that recent GDP releases provide scant evidence that the weakness in housing has spilled-over to other components of final demand.  Too, decreases in residential construction activity have been partially-offset by higher levels of nonresidential building.

     Following a moderate inventory correction and a slowing in business fixed investment in late 2006-early 2007, orders for capital equipment have turned-up slightly over the past two quarters.  The bulk of the increase came in bricks and mortar, which may reflect  capacity constraints and inventory levels that are closely aligned with sales.  The slowing rate of year-over-year gains in non-financial corporate profits is consistent with this moderate upturn in capital spending.  Dollar weakness and the strengthening global economy have spurred U. S. exports and given a lift to earnings.

     “Core” inflation (ex food and energy) has moderated recently and has, in-fact, slowed faster-than the Fed had expected.  The year-to-year increase in core CPI has been lower-than either the overall rate or the PCE Price Index.  Slowing productivity gains and an up-trend in unit labor costs imply some potential inflation pressures.  To boot, higher energy and food prices remain a threat to the overall inflation outlook  -  pump prices have yet to respond to sharply-higher crude oil prices.

     The lowering of the discount rate in August (ahead-of the cut in the Funds rate) was clearly-intended to reassure credit markets, and the 50-basis-point cut in the Funds target rate a month later reinforced the idea.  Chairman Ben Bernanke commented that the move was “intended to help offset the tightening of credit conditions resulting from the financial turmoil”.  The message was that policymakers felt that the risk to inflation of a half-point cut in the Funds rate was less-than the risk of slower economic growth, especially since “the Committee was prepared to reverse the policy move if inflation proved to be stronger than expected.”

Back to racing!

    At the beginning of the fourth-quarter, NASCAR’s Chase for the Cup was in full swing.  Several races later, last year’s champion, Jimmy Johnson, again took the green flag.  Nextel Cup racing has been all NASCAR could have possibly wished.  Two significant changes are in-place this year, one with the Chase format, the other with equipment.  This is the fourth season since the Chase for the Cup began, and the first with any change.  As-before, the first 26 races amount-to the regular season, at which time the leading drivers plus anyone within 400 points of the top spot qualify for the last ten races, the Chase.  This prolongs the suspense and helps sustain late-season interest.  NASCAR was happy-enough with the way things played-out in 2004-06, but boosted the number of drivers that qualify for the Chase from ten to twelve, hoping-to maintain fan interest as the season wound-down.

     The equipment change involves testing (in about half the race schedule) of a new car design, termed the Car of Tomorrow.  It is  meant to be safer and to produce more-competitive racing.  The new design was greeted with mixed reviews, and strong opinions are found on either  side of the issue  -  some claim that there’s scarcely any difference now from one car to another, regardless of which auto-maker’s name is on the car.  Opponents may-as well save their breath  -  the new design is mandated for the 2008 season.

     Not all the action has occurred place on the track.  Fan favorite Dale Earnhardt, Jr. has figured prominently in one story.   After a long-running dispute over control of DEI Enterprises (the operation started-by his late father, the legendary Intimidator), Earnhardt announced that he’d test free agency.  He’ll leave DEI at season-end for Hendrick Motorsports, forsaking  both his familiar number 8 and long-time sponsor Anheuser-Busch.  Once that issue was settled, other drivers and alliances pieces fell-into place.

      Like other forms of entertainment, racing can’t completely isolate itself from the economy.  For years, the SRO sign was out at many races, but tickets were easier to come-by last year and this.  Pressures on consumer wallets and the high cost of travel (think $3 a gallon gasoline) are likely contributors.  Although down from last year, attendance and TV ratings hint that racing remains attractive to fans and sponsors alike.  Corporate spending continues to boost the sport, while the latest TV contract should generate higher revenues.  Disney’s ESPN/ABC units beat-out NBC for half the TV coverage this year  -  Fox Sports had the coverage for the first half of the season.

     In 2007, the sport has taken-on a somewhat-more international flavor.  First, Japanese auto-maker Toyota stepped-up from the Truck Series to Cup racing, as several teams began running under its nameplate.  Next, having headed south to Mexico earlier, NASCAR turned north, with a Busch series race in Montreal.  Finally, drivers better-known abroad for success in Formula 1 racing have cast their lot with NASCAR.  Juan Pablo Montoya (from Colombia) was first, followed by Canadian Jacque Villeneuve and, just-recently, Indy 500 winner Dario Franchitti (despite his name, a native of Scotland) signed-on to race in NASCAR in 2008.

     The year-end 2006 re-balancing left the Fund and the Index with a new look.  We began with fifty-one equally-weighted positions, of slightly-less-than 2% of assets  -  in reality, 51 “holdings” meant 52 issues, as two companies jointly sponsor a race team.  Fund policy allows new companies to be added at the start-of a calendar quarter and, thus, two new names joined the line-up on April 1  -  Brown-Forman Class B shares (NYSE-BF-B) and Glaxosmithkline plc (NYSE-GSK).   Brown-Forman’s Jack Daniels whiskey sponsors a race team, and Glaxo’s Goody Headache Powders sponsors the race in Martinsville, VA.  In August, following the acquisition of Chrysler Group by private-equity firm Cerberus Capital Partners, DaimlerChrysler AG was deleted from the Index.

Another Fund/Index company, Alltel Corp. is expected to be acquired-by another private equity group, perhaps by year-end

The outlook!

     Hopes are high that stocks will extend their winning streak by racking-up a fifth consecutive yearly gain.  Major indices have shrugged-off their first-quarter doldrums to march steadily upward.  After chalking-up new highs, stocks took a breather, which many believe resulted from the uncertainty concerning the sizeable losses on housing-related securities, and upon the question of whether all the bad news is out  -  both reasonable assumptions at a time when it’s been nearly-impossible to establish “real” price levels.  Too, it could be the “psychological factor” associated-with reaching the 20th anniversary of the market crash in October 1987.  In any event, stock prices have held-up, although the downturn in the NYSE ratio of advancing-to-declining stocks suggests that near-term gains may be harder to come-by.

     At the moment, economic data aren’t providing much solid guidance to either the Fed or investors.  In testifying before the Joint Economic Committee, Ben Bernanke noted that FOMC members felt that recent economic growth was unlikely to be sustained in the near-term.  While financial conditions improved after the Fed’s September actions, the central bank’s reading is that tighter credit terms and standards will likely mean continue to put pressure on housing activity.  Sentiment measures, too, suggest that consumer spending will grow at a more-restrained pace  -  all-of these would be consistent-with the effects of higher energy prices, tighter credit and the continued softness in housing.

     Another matter of concern is the continued decline of the dollar, which is something that should not come as a shock.  Storm warnings  -  wide trade deficits, for example  -  The current account deficits as-well-as huge Federal budget shortfalls have to be financed somehow, and the disparity has been filled from overseas.  Although the greenback held-up well in recent years, the imbalances have to be faced at some point.  While the fact that an adjustment would eventually be required can come as no surprise, timing is always the unknown factor in the equation.  The time seems to be now, and the speed of the adjustment in recent months has been astonishing.  Longer-term, the prospects for the U. S. economy are good, which should help the dollar.

     A related question for the Fed is how tight labor conditions affect inflation  -  will employers pass-on rising wages or by absorbing them, squeeze profits?  Productivity matters, and the latest gains have been lackluster compared-to recent experience  -  this may be only the result of more-moderate economic growth.  Slowing productivity gains could result in rising prices and in moderating GDP growth.  That may be the message the Fed has tried to convey in its latest statements, suggesting that it is in no hurry to cut rates further until the effects of recent moves have had time to play-out.  Stocks may not be overly-extended, but a Fed rate hike and the upturn in yields on intermediate and longer-term Treasuries would clearly be a negative for equity valuation levels.

     If, as often seems true, psychology matters in financial success, investors can take hope from the fact that 2007 is the third year of a Presidential term.  The last time the Dow Industrials fell in such a year was 1939  (when winds of war stirred across Europe).  During the last four Presidential cycles (regardless of which party occupied the White House), the S&P 500 gained at-least 20% in Year Three.  Investors have rightly figured that, in the last two years of a term, political considerations weigh ever-more heavily on the actions of politicians.  Let’s hope that historic pattern holds true one-more time.  We remain bullish on the growth of NASCAR, and of the companies that champion racing by their sponsorships.  Likewise, we believe that StockCar Stocks is a low-risk way to participate in the longer-term growth of the sport and of the U. S. economy, and think that patient investors will be rewarded.

Robert T. Carter, C.F.A.

Portfolio Manager

November 19, 2007

Comparison of Changes in Value of $10,000 Since Inception (October 1, 1998)

StockCar Stocks Index Fund
Average Annual Total Return
For the Year ended September 30, 2007: 13.58%
October 1, 2002 through September 30, 2007: 11.44%
Since Inception through September 30, 2007: 8.21%

S&P 500 Index
Average Annual Total Return
For the Year ended September 30, 2007: 16.24%
October 1, 2002 through September 30, 2007: 13.75%
Since Inception through September 30, 2007: 3.43%

StockCar Stocks Index Fund $20,348
S&P 500 Index $15,743
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
10/1/1998
3/31/1999
9/30/1999
3/31/2000
9/30/2000
3/31/2001
9/30/2001
3/31/2002
9/30/2002
3/31/2003
9/30/2003
3/31/2004
9/30/2004
3/31/2005
9/30/2005
3/31/2006
9/30/2006
3/31/2007
9/30/2007

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund and the Standard & Poor's 500 Index made on October 1, 1998 (commencement of operations). The Fund's return represents past performance and does not predict future results. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Standard & Poor's 500 Index does not reflect expenses, which have been deducted from the Fund's return. Investing in the Fund involves certain risks that are discussed in the Fund's prospectus. Please read the prospectus carefully before you invest or send money.

STOCKCAR STOCKS INDEX FUND

Graphical Illustration

September 30, 2007 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

	StockCar Stocks Index Fund
	Schedule of Investments
	September 30, 2007

Shares		Value

COMMON STOCKS - 97.04%

Amusement and Recreation Services - 6.51%
19,250	Dover Motorsports, Inc.	$ 124,548
2,075	International Speedway Corp. Class A	95,160
2,300	RC2 Corp. *	63,686
2,700	Speedway Motorsports, Inc.	99,900
		383,294
Auto Parts Retailers - 1.07%
5,940	CSK Auto Corp. *	63,261

Banks - 1.69%
1,980	Bank of America Corp.	99,535

Building Materials, Hardware and Garden Supply - 4.12%
2,600	Home Depot, Inc.	84,344
3,300	Lowes Companies, Inc.	92,466
1,750	USG Corp.	65,713
		242,523
Business Services - 1.39%
3,675	Aaron Rents, Inc.	81,952

Chemicals and Allied Products - 1.77%
2,100	E.I. Du Pont De Nemours And Co.	104,076

Communications - 5.90%
1,750	Alltel Corp.	121,940
2,875	AT&T Corp.	121,641
5,451	Sprint Nextel Corp.	103,569
		347,150
Crude Petroleum & Natural Gas - 2.02%
1,450	Royal Dutch Shell Plc. - ADR	119,161

The accompanying notes are an integral part of these financial statements.

Electronic & Other Electrical Equipment, Except Computers - 7.60%
7,350	Infineon Technologies AG - ADR * †	126,273
19,500	Sirius Satellite Radio, Inc. *	68,055
2,550	Sony Corp.	122,553
3,575	Texas Instruments, Inc.	130,809
		447,690
Food and Kindred Products - 15.75%
2,150	Anheuser-Busch Companies, Inc.	107,478
2,225	Coca-Cola Co.	127,871
3,725	Conagra Foods, Inc.	97,334
1,350	Diageo Plc. - ADR	118,436
1,750	General Mills, Inc. (Cheerios)	101,518
2,050	Kellogg Co.	114,800
1,350	Molson Coors Brewing Co.	134,554
1,710	Pepsico, Inc.	125,275
		927,266
General Merchandise Stores - 2.93%
2,750	Office Depot, Inc. *	56,705
1,825	Target Corp.	116,015
		172,720
Home Furniture, Furnishings and Equipment Stores - 2.11%
6,000	Radioshack Corp.	123,960

Industrial And Commercial Machines - 4.04%
1,675	Caterpillar, Inc.	131,370
1,275	Black & Decker Corp.	106,208
		237,578
Motor Freight Transportation and Warehousing - 3.44%
1,375	United Parcel Service, Inc. - Class B	103,263
950	Fedex Corp.	99,513
		202,776
Motor Vehicles & Passenger Car Bodies - 1.59%
800	Toyota Motor Corp. - ADR	93,488

The accompanying notes are an integral part of these financial statements.

Petroleum Refining and Related Industries - 8.56%
2,300	Marathon Oil Corp.	131,146
1,350	Exxon Mobil Corp.	124,956
1,650	Sunoco, Inc.	116,787
1,400	Chevron Corp.	131,012
		503,901
Printing, Publishing, and Allied Industries - 1.84%
4,625	News Corp. Class B	108,179

Property & Casualty Insurance - 1.58%
1,625	Allstate Corp.	92,934

Retail - Eating Places - 1.06%
2,450	Burger King Holdings, Inc.	62,450

Rubber And Miscellaneous Products - 4.33%
5,000	Goodyear Tire & Rubber Co. *	152,050
3,560	Newell Rubbermaid, Inc.	102,599
		254,649
Services - Miscellaneous Amusement & Recreation - 1.77%
230	Citadel Broadcasting Corp.	957
3,000	Walt Disney Co.	103,170
		104,127
Surgery & Medical Instruments - 2.11%
1,325	3M Co.	123,993

Transportation Equipment - 8.70%
1,650	Daimlerchrysler AG (a)	165,330
13,725	Ford Motor Co.	116,525
3,350	General Motors Corp.	122,945
2,150	Genuine Parts Co. (Napa)	107,500
		512,300
Wholesale - Groceries & Related Products - 0.85%
3,000	Dominos Pizza, Inc.	49,770

The accompanying notes are an integral part of these financial statements.

Wholesale Trade - Non-Durable - 1.56%
1,525	Ashland, Inc.	91,820

Beverages - 1.49%
1,175	Brown Forman Corp. - ADR	88,019

Pharmaceutical Preparation - 1.26%
1,400	Glaxosmithkline Plc. ADR	74,480

TOTAL FOR COMMON STOCKS (Cost $4,635,231) - 97.04%		$ 5,713,052

UNIT INVESTMENT TRUSTS - 1.04%
400	Standard & Poors Depository Receipts	61,044

TOTAL FOR UNIT INVESTMENT TRUSTS (Cost $46,936) - 1.04%		$ 61,044

SHORT TERM INVESTMENTS - 1.96%
115,745	First American Prime Obligation Fund Class Y 4.91% ** (Cost $115,745)	115,745

TOTAL INVESTMENTS (Cost $4,797,912) - 100.04%		$ 5,889,841

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.04)%		(2,276)

NET ASSETS - 100.00%		$ 5,887,565

* Non-income producing securities during the year.
† ADR - American Depositary Receipts
(a) Foreign Security or U.S. security of a foreign company
** The rate shown represents the yield at September 30, 2007.
The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statement of Assets and Liabilities
September 30, 2007

Assets:
Investments in Securities, at Value (Cost $4,797,912)	$ 5,889,841
Cash	250
Receivables:
Dividends and Interest	7,067
Prepaid Expenses	12,102
Total Assets	5,909,260
Liabilities:
Accrued Administrative Fees	1,781
Other Accrued Expenses	19,914
Total Liabilities	21,695
Net Assets	$ 5,887,565

Net Assets Consist of:
Paid In Capital	$ 4,614,798
Accumulated Undistributed Net Investment Income	9,445
Accumulated Undistributed Realized Gain on Investments	171,393
Unrealized Appreciation in Value of Investments	1,091,929
Net Assets, for 250,345 Shares Outstanding, 500,000,000 shares authorized
with a $0.001 par value per share	$ 5,887,565

Net Asset Value Per Share	$ 23.52

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statement of Operations
For the year ended September 30, 2007

Investment Income:
Dividends (net of foreign tax withheld of $798)	$ 133,514
Interest	9,898
Total Investment Income	143,412

Expenses:
Advisory Fees (Note 3)	38,871
Administrative Fees	23,921
Registration Fees	17,020
Audit Fees	13,037
Legal Fees	17,346
Transfer Agent Fees	8,682
Custody Fees	7,909
Printing and Mailing Fees	6,631
Miscellaneous Fees	4,977
Insurance Fees	3,192
Directors Fees	2,750
Total Expenses	144,336
Fees Waived and Reimbursed by the Advisor (Note 3)	(54,519)
Net Expenses	89,817

Net Investment Income	53,595

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	290,900
Net Change in Unrealized Appreciation on Investments	409,368
Net Realized and Unrealized Gain on Investments	700,268

Net Increase in Net Assets Resulting from Operations	$ 753,863

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statement of Operations
For the year ended September 30, 2007

Investment Income:
Dividends (net of foreign tax withheld of $798)	$ 133,514
Interest	9,898
Total Investment Income	143,412

Expenses:
Advisory Fees (Note 3)	38,871
Administrative Fees	23,921
Registration Fees	17,020
Audit Fees	13,037
Legal Fees	17,346
Transfer Agent Fees	8,682
Custody Fees	7,909
Printing and Mailing Fees	6,631
Miscellaneous Fees	4,977
Insurance Fees	3,192
Directors Fees	2,750
Total Expenses	144,336
Fees Waived and Reimbursed by the Advisor (Note 3)	(54,519)
Net Expenses	89,817

Net Investment Income	53,595

Realized and Unrealized Gain on Investments:
Realized Gain on Investments	290,900
Net Change in Unrealized Appreciation on Investments	409,368
Net Realized and Unrealized Gain on Investments	700,268

Net Increase in Net Assets Resulting from Operations	$ 753,863

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Statements of Changes in Net Assets

	For the Years
	Ended
	9/30/2007	9/30/2006
Increase in Net Assets From Operations:
Net Investment Income	$ 53,595	$ 23,569
Net Realized Gain on Investments	290,900	218,307
Net Change in Unrealized Appreciation on Investments	409,368	(92,391)
Net Increase in Net Assets Resulting from Operations	753,863	149,485

Distributions to Shareholders from:
Net Investment Income	(62,005)	(16,649)
Net Realized Gains on Investments	(333,562)	(62,347)
Total Distributions	(395,567)	(78,996)

Capital Share Transactions:
Proceeds from Sale of Shares	190,793	337,769
Shares Issued on Reinvestment of Dividends	389,786	77,642
Redemption Fees	0	297
Cost of Shares Redeemed	(664,491)	(815,946)
Net Decrease from Shareholder Activity	(83,912)	(400,238)

Net Assets:
Net Increase (Decrease) in Net Assets	274,384	(329,749)
Beginning of Year	5,613,181	5,942,930
End of Year (Including accumulated Undistributed Net Investment
Income of $9,455 and $17,855, respectively)	$ 5,887,565	$ 5,613,181

Share Transactions:
Issued	8,192	15,567
Reinvested	17,479	3,598
Redeemed	(28,248)	(37,364)
Net Decrease in Shares	(2,577)	(18,199)
Shares Outstanding at Beginning of Year	252,922	271,121
Shares Outstanding at End of Year	250,345	252,922

The accompanying notes are an integral part of these financial statements.

StockCar Stocks Index Fund
Financial Highlights
Selected data for a share outstanding throughout each year.

	For the Years Ended
	9/30/2007		9/30/2006		9/30/2005		9/30/2004	9/30/2003

Net Asset Value, at Beginning of Year	$ 22.19		$ 21.92		$ 19.60		$ 17.10	$ 16.67

Income From Investment Operations:
Net Investment Income	0.21	*	0.09	*	0.05	*	0.01	0.09
Net Gain on Securities (Realized and Unrealized)	2.72		0.47		2.28		2.58	2.12
Total from Investment Operations	2.93		0.56		2.33		2.59	2.21

Distributions:
Net Investment Income	(0.25)		(0.06)		(0.01)		(0.09)	-
Realized Gains	(1.35)		(0.23)		-		-	(1.78)
Total from Distributions	(1.60)		(0.29)		(0.01)		(0.09)	(1.78)

Redemption Fees **	0.00		0.00		0.00		0.00	0.00

Net Asset Value, at End of Year	$ 23.52		$ 22.19		$ 21.92		$ 19.60	$ 17.10

Total Return ***	13.58%		2.61%		11.89%		15.18%	14.49%

Ratios/Supplemental Data:
Net Assets at End of Year (Thousands)	$ 5,888		$ 5,613		$ 5,943		$ 5,435	$ 5,088
Before Waivers
Ratio of Expenses to Average Net Assets	2.42%		2.75%		2.57%		4.44%	5.15%
After Waivers
Ratio of Expenses to Average Net Assets	1.50%		1.50%		1.50%		1.50%	1.50%
Ratio of Net Investment Income to Average Net Assets	0.90%		0.41%		0.21%		0.03%	0.57%
Portfolio Turnover	15%		18%		15%		14%	23%

* Per share net investment income has been determined on the basis of average shares outstanding during each year.
** Amount calculated is less than $0.005.
*** Assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

1. ORGANIZATION

StockCar Stocks Mutual Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on May 18, 1998, and consists solely of StockCar Stocks Index Fund (the “Fund”). The Company is registered as an open-end diversified management investment company of the “series” type under the Investment Company Act of 1940 (the “1940 Act”). The Fund became effective with the Securities and Exchange Commission on September 18, 1998 and commenced operations on October 1, 1998. The Fund’s investment strategy is to emphasize growth of capital and current income by investing in the companies of the StockCar Stocks IndexTM (the “Index”). The Index consists of 53 companies that support NASCAR’s Nextel Cup Series. The companies in the Index either sponsor NASCAR Nextel Cup racing teams or races, or they earn money from NASCAR Nextel Cup events.

2. SIGNIFICANT ACCOUNTING POLICIES

Security Valuation, Transactions, and Related Investment Income

Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is accrued daily. The cost of investments sold is determined on a specific identification basis.

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on stock exchanges or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the last bid price.   Fund securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market.  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates.  Debt securities with maturities of sixty (60) days or less may be valued at amortized cost.

Dividends and Distributions to Shareholders

Dividends and distributions, if any, will be declared and distributed at least annually. However, the Directors may decide to declare dividends and distributions at other intervals.  Dividends and distributions to shareholders are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences may result in reclassifications among capital accounts and may affect the per-share allocation between net investment income, and realized and unrealized gains (losses). Any taxable income or gain of the Fund remaining at fiscal year end will be declared and distributed in the following year to the shareholders of the Fund.

Federal Income Taxes

For federal income tax purposes, the Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code by

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

distributing substantially all of its taxable income and net capital gains to its shareholders annually and otherwise complying with the requirements for regulated investment companies. Therefore, no provision has been made for federal income taxes.

Expenses

Expenses directly attributable to the Fund are charged to operations. The Fund pays the expenses of its Directors who are not affiliated persons of Summit Wealth Management, Inc. (the “Adviser”) or the Company. The Directors of the Fund were not paid any compensation for the fiscal year ended September 30, 2007.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported assets and liabilities, and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Investment Advisory Agreement

Summit  Wealth  Management,  Inc.,  (the  "Adviser")  provides investment advice  and,  in  general,  supervises the Company's management and  investment program.  The Adviser became the investment adviser to the Fund on October 29, 2004.

The Investment Advisory Agreement, dated as of October 29, 2004, between the Adviser and the Company provides that the Adviser will not be liable for any error in judgment or mistake of law or for any loss suffered by the Fund in connection with any investment policy or the purchase, sale or redemption of any securities on the recommendations of the Adviser.  The Agreement provides that the Adviser is not protected against any liability to the Fund or its security holders for which the Adviser shall otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by the Agreement or the violation of any applicable law. For its services, the Adviser receives an annual fee of 0.65% of the Fund's average daily net assets.  The total fees incurred for such services for the year ended September 30, 2007 were $38,871, all of which were waived.  See Expense Reimbursement Arrangements.

The Administrator

Summit Services, Inc. (the "Administrator"), an affiliate of the Adviser, serves as the Fund's administrator and receives compensation from the Fund pursuant to an Administration Agreement dated as of October 29, 2004.    Under that agreement, the Administrator supervises the overall administration of the Fund.  These administrative services include supervising the preparation and filing of all documents required for compliance by the Fund with applicable laws  and regulations, supervising the maintenance of books and records, and other general and administrative responsibilities.  Pursuant to an Accounting Services

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

Agreement dated as of October 29, 2004 between the Administrator and Mutual Shareholder Services, LLC ("MSS"), the Administrator has delegated the performance of the fund accounting services to MSS.

For providing these services, the Administrator receives a fee from the Fund at an annual rate of 0.40% per annum for the first $50,000,000; 0.30% for the next $25,000,000; and 0.20% in excess of $75,000,000 of the Fund's average daily net assets. The total fees incurred for such services for the year ended September 30, 2007 were $23,921, of which $15,648 were waived.  See Expense Reimbursement Arrangements.

Expense Reimbursement Arrangements

For the period October 29, 2004  through  October  29, 2007, the  Adviser  and  the Administrator have contractually agreed to waive fees and/or reimburse the  Fund  for  expenses it incurs, but only to the extent necessary to maintain the Fund's total  operating  expenses  (excluding interest, brokerage commissions, taxes, and extraordinary expenses) at 1.50% of the Fund's  average  daily net assets for that period.  The Adviser waived fees of $38,871 and the Administrator waived fees of $15,648 for the year ended September 30, 2007. The Adviser/Administrator may recover any waived fees or reimbursed operating expenses within the three fiscal years following the year in which such waiver or reimbursement occurs, if the Fund is able to make the payments without exceeding the 1.50% expense limitation. Accordingly, waived/reimbursed expenses of $54,519 are subject to potential recovery by the Adviser/Administrator until September 30, 2010 and waived/reimbursed expenses of $72,062 are subject to potential recovery by the Adviser/Administrator until September 30, 2009 and waived/reimbursed expenses of $50,554 are subject to potential recovery by the Adviser/Administrator until September 30, 2008 for a total recovery of $177,135.

Distribution Agreement

Summit Capital Investment Group, Inc., an affiliate of the Adviser and the Administrator, was selected to be the Fund’s new distributor, but has not yet signed an underwriting agreement with the Fund.

Pursuant to a Plan of Distribution and Services Pursuant to Rule 12b-1 (the “Plan”), the Fund may compensate its distributor for its expenditures in financing any activity primarily intended to result in the sale of Fund Shares and for maintenance and personal service provided to existing shareholders.  The Plan authorizes payments at an annual rate of 0.25% of the Funds average daily net assets to its distributor, dealers and others, for providing personal service and or maintaining shareholder accounts relating to the distributor of the Fund’s shares. Authorization from the FINRA for Summit Capital Investment Group, Inc. to serve as a mutual fund distributor is pending.  Accordingly, no payments were made and no amounts accrued under the plan for the year ended September 30, 2007.

Custodian

US Bank, N.A. ("USB"), acts as custodian for the Fund.  As such, USB  holds  all securities and cash of the Fund, delivers and receives  payment for securities  sold,  receives  and  pays  for  securities purchased, collects income from investments and performs other duties,  all as directed by officers of the Company.  USB does not exercise any supervisory function over management of  the  Fund,  the  purchase  and  sale  of  securities  or  the   payment  of distributions to shareholders.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

Transfer Agency Services

MSS acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and MSS, dated as of October 29, 2004.  Under the agreement, MSS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, the Fund pays MSS an annual fee, paid monthly, as determined by valuations made as of the close of each business day of the month. For the year ended September 30, 2007, MSS earned $8,682 for transfer agency services.

4. INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from sales of investments other than short-term obligations aggregated $850,435 and $1,272,930, respectively, for the year ended September 30, 2007. There were no purchases or sales of U.S. Government Securities.

5. FEDERAL INCOME TAXES

As of September 30, 2007, the cost of investments, gross unrealized appreciation and depreciation of investment securities and components of distributable earnings on a tax basis were as follows:

Cost of investments	$4,797,912
Gross unrealized appreciation	1,473,567
Gross unrealized depreciation	(381,638)
Net unrealized appreciation	1,091,929
Undistributed ordinary income	9,445
Undistributed long-term capital gain	171,393
Total undistributed ordinary income and long term capital gain	180,838
Total distributable earnings	1,272,767

The tax character of distributions paid during the years ended September 30, 2007 and 2006 were as follows:

	September 30, 2007	September 30, 2006
Ordinary income	$ 69,975	$16,649
Long Term Capital Gain	325,592	62,347
	$395,567	$78,996

The difference between distributions from undistributed ordinary income and undistributed long-term capital gain on a tax basis and distributions from accumulated undistributed net investment income and accumulated net realized gain on investments is due to differing book/tax treatment of short term capital gains.

STOCKCAR STOCKS INDEX FUND

NOTES TO FINANCIAL STATEMENTS

September 30, 2007

6.   INDEMNIFICATIONS

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund.  However, based on experience, the Fund expects the risk of loss to be remote.

7.   NEW ACCOUNTING PRONOUNCEMENTS

On July 13, 2006 the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 (FIN 48) "Accounting for the Uncertainty of Income Taxes". FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of a deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact of the Fund's financial statements has not yet been determined.

In September 2007, the FASB issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, the Fund does not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of StockCar Stocks Index Fund

and the Board of Directors of StockCar Stocks Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities of StockCar Stocks Index Fund, a series of shares of StockCar Stocks Mutual Fund, Inc., including the schedule of investments, as of September 30, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the years in the three year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.  The financial highlights for each of the years in the two year period ended September 30, 2004 have been audited by other auditors, whose report dated October 29, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2007 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of StockCar Stocks Index Fund as of September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended and its financial highlights for each of the years in the three year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIGGS, BUNTING & DOUGHERTY, LLP

Philadelphia, Pennsylvania

November 28, 2007

StockCar Stocks Index Fund
Expense Illustration
September 30, 2007 (Unaudited)

Expense Example

As a shareholder of the StockCar Stocks Index Fund, you incur ongoing costs which typically consist of  management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, April 1, 2007 through September 30, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by  $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	April 1, 2007	September 30, 2007	April 1, 2007 to September 30, 2007

Actual	$1,000.00	$1,016.86	$7.58
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,017.55	$7.59

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Board of Directors and Officers of the Company (Unaudited)

The Board of Directors of the Company decides upon matters of general policy for the Company.  In addition, the Board of Directors reviews the actions of the Advisor. The Company’s officers supervise the daily business operations of the Company.

The Board of Directors and officers of the Company, their affiliations, if any, with the Advisor and their principal occupations are set forth below.

Name, Address And Age	Posit-ion(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Directors

George Schnur, 65 7600 Valley Villas Dr. Parma, OH 44130	Director	Indefinite - Since November 2004	Vice President, JPMorgan Chase	One	None

Officers
Allan Westcott, 49 11536 Stablewatch Ct. Cincinnati, OH 45249	President	Since November 2004	Managing Director, Provident Financial Advisors (financial services); President, Horizon Capital Partners (financial services).	N/A	None
Angelo Alleca, 37 200 Mansell Court East Suite 430 Roswell, GA 30076	Vice Presi-dent, Treasur-er	Since November 2004	President, Summit Wealth Management, Inc.; Co-Founder and Principal, Summit Capital Holdings.	N/A	None
Bill Kovacs, 62 1 South 750 Alsace Court Winfield, IL 60190	Chief Compliance Officer	Since September 2006

Consultant, 2005 to present; General Counsel, Director, Secretary and Chief Compliance Officer, Conseco Capital Management, 1999 to 2005; Vice-President and Secretary, Conseco Fund Group and entities affiliated with Conseco, Inc., 1999 to 2005.

				N/A	None

PROXY VOTING GUIDELINES (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, are available without charge upon request by (1) calling the Fund at (800) 494-2755 and (2) from Form N-PX filed by the Fund with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY (Unaudited)

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at 1-800-494-2755.

TAX INFORMATION (Unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the federal tax status of certain distributions paid to shareholders during such fiscal year.  The information below is provided for the fiscal year ended September 30, 2007.

The Fund hereby designates $325,592 of dividends paid during the fiscal year as long term capital gain distributions.

Individual shareholders are eligible for reduced taxes on qualified dividend income.  For purposes of computing the dividends eligible for reduced tax rates, all of the dividends paid by the fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends.  For purposes of computing this exclusion, all of the dividends paid by the fund from ordinary income earned during the fiscal year represent qualifying dividends.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403 (b) plans need not be reported as taxable income.  However, many retirement plans trust may need this information for their annual information reporting.

Since the information above is reported for the fund’s fiscal year and not the calendar year, shareholders should refer to their 1099-DIV or other tax information which will be mailed in January 2008 to determine the calendar year amounts to by included on their 2007 tax returns.  Shareholders should consult their tax advisers.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

The Board of Directors started the discussion regarding the renewal of the investment advisory agreement and reviewed the duties of fund directors in renewing investment advisory contracts.  The Board members stated that in renewing the Investment Advisory Agreement (the "Agreement") between the Company and the Adviser, the Board of Directors must consider and evaluate the following factors: (i) the investment performance of the Fund and the Adviser; (ii) the nature, extent and quality of the services provided by the Adviser to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of Fund shareholders.

To assist the Board in their renewal of the Agreement, written materials from the Adviser were provided in advance of the meeting for their review.  The Board reviewed the history of the Adviser, including its background and investment management experience.  The Board also reviewed the Fund's performance since inception on December 31, 1998 and since the Adviser began managing the Fund on October 29, 2004, as compared with the S&P 500 Index.  The Fund has provided a return of 4.96% since inception compared to 2.01% for the S&P 500 Index over the comparable time period.  For the one-year period ended June 29, 2006 the Fund had a total return of 3.21% compared to 8.63 for the S&P 500, while for the five-year period ended June 29, 2006, the Fund had a return of 3.93% compared to 2.49% for the S&P 500.  The Adviser also provided comparison information for 12 other funds that invest in specialized industry sectors or indices in a manner similar to that of the Fund (the "Peer Group").  The average five-year return for the Peer Group was 5.16% compared to the Fund's five-year return of 3.93%.  It was noted that while the Fund’s recent performance lagged that of the S&P 500 and its long-term performance was higher than the S&P 500 and the peer group analysis, while important, was difficult to precisely compare to the StockCar Fund because of the widely divergent styles and investment objectives of specialty funds as a rule.  The Board also noted the portfolio manager currently responsible for the day-to-day management of the Fund has managed the Fund since its inception.  As a result, although concerned with the Fund's recent performance, the Board felt that improvement was possible.

The Board then gave careful consideration to the nature, extent and quality of the services to be provided by the Adviser. The Board analyzed the Adviser's experience and the capabilities of its personnel, as well as the quality of the reports and other materials received from the Adviser.  Taking into account the personnel involved in servicing the Fund, as well as the materials and services described above, the Board expressed satisfaction with the quality of the services received from the Adviser.

Turning to the level of the management fee, the Board were presented with a comparative analysis of advisory fees and expense ratios based on publicly available data.  Included in the comparison were funds in the Peer Group.  The Board noted that the Fund's current expense ratio of 1.50% was higher than the average expense ratio of 1.38% for the Peer Group.  However, the Board also noted that several funds in the Peer Group had expense ratios higher than the Fund’s and also that some of the funds in the peer group were much larger in size and thus were able to achieve greater economies of scale versus the Fund.  Next, the Board noted that the Fund's advisory fee of 0.65% is slightly above the Peer Group average of 0.60%.  Finally, the Board considered the advisory fee paid to the Adviser by other funds and individually managed accounts.  Having considered the comparative data as described above, the Board concluded that the management fee and expense ratio were reasonable.

Next, in reviewing the costs of the services to be provided and the profits to be realized by the Adviser, the Board reviewed the Adviser's financial statements.  The Board noted that the Adviser was operating under an expense limitation agreement with the Fund and was paying approximately $14,000 per year to the Fund.  As a result, the Adviser was not making a profit from the investment advisory services that it provides to the Fund, nor is Summit Services, Inc. making a profit from the administrative services it provides to the Fund.  Finally, the Board discussed the fact that the Adviser may consider a reduction in advisory fees as the assets of the Fund increase.

Thereupon, after further consideration, the Board concluded that the Investment Advisory Agreement was fair and reasonable; that the Adviser's fees are reasonable in light of the services provided to the Fund and the benefits received by the Adviser; and that renewal of the Investment Advisory Agreement would be in the best interests of the Fund.

Investment Adviser

Summit Wealth Management, Inc.

200 Mansell Court E.

Suite 430

Roswell, GA 30076

Transfer Agent

Mutual Shareholder Services

8000 Town Centre Drive, Ste. 400

Broadview Heights, Ohio 44147

Custodian

U.S. Bank

P.O. Box 640994

Cincinnati, Ohio 45264-0994

Counsel

Rabil, Ropka, Kingett, & Hatzell, LLC

215 Fries Mill Road

Turnersville, New Jersey 08012

Independent Registered Public Accounting Firm

Briggs Bunting & Dougherty, LLP

Two Penn Center Plaza, Suite 820

Philadelphia, PA 19102-1732

This report is provided for the general information of the shareholders of the StockCar Stocks Index Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

The Company will provide a copy of its most recent code of ethics, upon request, to any person.  You may request a copy of the code by writing to the Company at Stock Car Stocks Funds., Mansell Court East, Suite 430, Roswell, Georgia 30076.

(c)

Amendments:

During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s audit committee has determined that the registrant does not have an audit committee financial expert.  Due to the Fund’s size the Audit Committee’s Combined financial experience and expertise is adequate.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 11,500

FY 2006

$ 11,500

(b)

Audit-Related Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

Nature of the fees:

N/A

(c)

Tax Fees

Registrant

FY 2007

$ 1500

FY 2006

$ 1500

Nature of the fees:

Preparation of tax return and excise tax return.

(d)

All Other Fees

Registrant

FY 2007

$ 0

FY 2006

$ 0

Nature of the fees:

N/A

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.  All non-audit services were pre-approved by the audit committee.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2007

$ 0

FY 2006

$ 0

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.

Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees

Item 10.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of November 29, 2005, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of May 31, 2007 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s first fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Not applicable.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

StockCar Stocks Mutual Fund, Inc.

By /s/Allan Westcott

President

Date December 14, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Allan Westcott

President

Date December 14, 2007

By /s/Angelo Alleca

Treasurer

Date December 14, 2007